Company information	12 Months Ended
Dec. 31, 2023
Company information
Company information

Note 1. Company information

1.1.Company information

Inventiva S.A. is a public limited company registered and domiciled in France. Its head office is located at 50 rue de Dijon, 21121 Daix. The consolidated ﬁnancial statements of the company Inventiva include Inventiva S.A. and its subsidiary Inventiva Inc., created in January 2021 (the group is designated as “Inventiva” or the “Company”).

Inventiva’s ordinary shares have been listed on compartment B of Euronext Paris regulated market since February 2017 and Inventiva’s American Depositary Shares (“ADSs”), each representing one ordinary share, have been listed on the Nasdaq Global Market since July 2020.

Inventiva is a clinical-stage biopharmaceutical company focused on the development of oral small molecule therapies for the treatment of non-alcoholic steatohepatitis (“NASH”) and other diseases with significant unmet medical need.

Leveraging its expertise and experience in the domain of compounds targeting nuclear receptors, transcription factors and epigenetic modulation, Inventiva is currently advancing lanifibranor for the treatment of NASH, as well as a pipeline of earlier stage programs and in oncology discovery.

Lanifibranor, its lead product candidate, is being developed for the treatment of patients with NASH, a chronic and progressive liver disease for which there are currently no approved therapies. In 2020, the Company announced positive topline data from its Phase IIb clinical trial evaluating lanifibranor for the treatment of patients with NASH and announced that the U.S. Food and Drug Administration (“FDA”) had granted the Company the status of Breakthrough Therapy and Fast Track designation. The Company initiated the pivotal Phase III trial of lanifibranor in NASH (“NATiV3”) in the second half of 2021 and a Phase IIa combination trial with lanifibranor and empagliflozin in patients with NASH and Type 2 Diabetes (“T2D”) (“LEGEND”).

In the first half of 2022, the Company faced delays in its NATiV3 trial that were primarily due to a higher than originally projected screen failure rate resulting in slower than anticipated enrollment rate. In addition, the Company experienced slower than predicted site activation, screening and enrollment due to negative impacts from the COVID-19 pandemic, mainly during the years 2020 and 2021, and the Company was unable to conduct clinical trial activities at sites originally located in Ukraine due to the war and made the decision to close all sites in Russia. Global geopolitical events that continue to impact the markets (including Russia's invasion of Ukraine or the state of war between Israel and Hamas) could affect the Company.

In January 2023, the Company amended the protocol for the NATiV3 trial in part to potentially accelerate enrollment and identified additional sites to help compensate for the inability to use sites in Ukraine and Russia. The revised study design limits the planned duration of the trial to 120 weeks instead of up to seven years, reduces the number of biopsies from three to two and included a 48-week active treatment extension study. The Company expects that the changes to the clinical development plan of lanifibranor, including plans for a new Phase III trial in patients with NASH and compensated cirrhosis, will be beneficial to the lanifibranor clinical program by reducing the number of biopsies and the trial duration, eventually offering all patients in the trial access to treatment and potentially expanding the addressable patient population beyond patients with F2 and F3 fibrosis to patients with NASH and compensated cirrhosis.

In 2022, the Company entered into a license and collaboration agreement with Chia Tai Tianqing Pharmaceutical Group, Co., LTD (“CTTQ”), a Sino Biopharm group company, to develop and commercialize, subject to regulatory approval, lanifibranor for the treatment of NASH and other metabolic diseases in Mainland China, Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan (“CTTQ Territory”). In May 2023, the Company announced that CTTQ had received the Investigational New Drug (“IND”) approval from the Chinese National Medicine Products Administration (“NMPA”) allowing CTTQ to initiate the clinical development of lanifibranor in NASH in mainland China. CTTQ is participating in the ongoing NATiV3 Phase III trial and is conducting a Phase I clinical pharmacology study. In December 2023, the Company announced that lanifibranor had been granted “Breakthrough Therapy Designation” by the NMPA and that the first patient had been randomized in China into the global NATiV3 Phase III clinical trial evaluating lanifibranor in patients with NASH. In the framework of its participation in the Company’s NATiV3 Phase III global clinical trials, CTTQ bears all costs associated with these trials conducted in the CTTQ Territory. In July and December 2023, the Company received two milestones payments from CTTQ for an aggregate net proceeds of $4.7 million (equal to €4.3 million at the exchanges rates of the dates of payment) after deducting the withholding tax (see Note 1.2 – Significant events of 2023).

On September 20, 2023, the Company and Hepalys Pharma, Inc. (“Hepalys”) announced an exclusive licensing agreement to develop and commercialize lanifibranor in Japan and South Korea (the “Hepalys License Agreement”). Hepalys is a new company created by Catalys Pacific Fund II, LP (“Catalys”). Under the Hepalys License Agreement, the Company received a $10 million upfront payment (equal to €9.5 million) on October 18, 2023, and is eligible to receive up to $231 million in clinical, regulatory and commercial milestone payments in addition to tiered royalties from mid double digits to low twenties based on net sales of lanifibranor in Japan and South Korea. Pending regulatory approvals, Hepalys is expected to initiate Phase I PKPD studies in healthy volunteers in Japan and will be responsible for funding all studies of lanifibranor necessary to file for a new drug application in Japan and South Korea. In parallel with the Hepalys License Agreement, the Company entered into an option agreement with Catalys to acquire 30% of the shares of Hepalys (the “Catalys Option Agreement”). The Company exercised that option on September 26, 2023, with an effective date of October 11, 2023, at an aggregate exercise price of ¥300 (equal to €1.90). Also on September 20, 2023, the Company entered into a shareholders agreement with Catalys and Hepalys (the “Catalys Shareholders Agreement”). Pursuant to the Catalys Shareholders Agreement, the Company has the option to acquire all outstanding shares of Hepalys at a pre-agreed multiple of post-money valuation and the Company has a right of first refusal if Hepalys receives an offer for the license or rights related to lanifibranor. The Hepalys License Agreement, the Catalys Option Agreement and the Catalys Shareholders Agreement are detailed in Note 1.2 – Significant events of 2023.

In the first quarter of 2024, following a routine visit during our NATiV3 clinical trial of lanifibranor in NASH, a Suspected Unexpected Serious Adverse Reaction (“SUSAR”) was reported in a patient. As a result of this SUSAR, the Company decided to voluntarily pause screening and randomization to implement changes to the enrollment criteria to exclude patients diagnosed or with a predisposition to autoimmune liver or thyroid disease and more frequent liver monitoring for patients enrolled in the trial as recommended by the Data Monitoring Committee[1]. Prior to this pause, the Company believes it was on track to complete screening by the end of the first quarter of 2024.

On March 7, 2024, the Company announced that screening activities had resumed in American sites under central IRB. The impact of the pause on the overall timeline of the trial remains unclear, as new exclusion criteria were added, which may increase the screen failure rate, and the SUSAR, new exclusion criteria and increased liver monitoring may discourage potential trial participants.

The Company expects the first visit of the last patient to be in the first half of 2024 (versus the first quarter of 2024 as previously announced) and to complete randomization in the third quarter of 2024. The publication of the topline results of the part 1 of the NATiV3 trial is targeted for the first half of 2026. If the results of the trial confirm sufficient clinical benefit and a continued good safety profile, the Company plans to file an application for accelerated approval in the United States and conditional authorization in the European Union for the marketing of lanifibranor.

The Company’s pipeline also includes odiparcil for the treatment of patients with mucopolysaccharidosis type VI (“MPS VI”), a group of rare genetic diseases. Based on feedback from the U.S. Food and Drug Administration (“FDA”), the Company believes there is potential for an efficient development pathway for odiparcil for the treatment of MPS VI and it continues to review potential options to further develop odiparcil for the treatment of MPS VI, which may include pursuing or creating a partnership, license or other transaction.

[1]	A DMC is an independent group of experts who monitor patient safety and treatment efficacy data while a clinical trial is ongoing.

1.2.Significant events of 2023

Business

Changes in the clinical development of lanifibranor

On January 4, 2023, the Company announced changes to the clinical development of lanifibranor, including plans for a new Phase III trial in patients with NASH and compensated cirrhosis. The Company expects that the changes will be beneficial to the lanifibranor clinical program by reducing the number of biopsies and the trial duration, eventually offering all patients in the trial access to treatment and potentially expanding the addressable patient population beyond patients with F2 and F3 fibrosis to patients with NASH and compensated cirrhosis.

On July 27, 2023, the Company announced the improved patient enrollment rate for its pivotal NATiV3 Phase III trial of lanifibranor in non-cirrhotic NASH. The previously announced revised study design limits the duration of the trial to 120 weeks instead of up to 7 years, reduces the number of biopsies from three to two, includes a 48-week active treatment extension study, and has been approved in all 24 countries.

Service contract with Avant Santé

On February 21, 2023, the Company entered into a study service agreement with Avant Santé, a contract research organization (“CRO”) based in Mexico, in connection with the NATiV3 clinical trial. Pursuant to the terms of the agreement, the CRO was to randomize 120 patients in 10 clinical sites in Mexico by December 31, 2023. However, this randomization has been delayed. The Company estimates that it will pay Avant Santé a total amount up to €14.7 million over the period from February 22, 2023, the effective date of the contract, until the second half of 2027. As of December 31, 2023, the Company paid €2.8 million over this contract.

CTTQ

On May 22, 2023, CTTQ received Investigational New Drug (“IND”) approval from the NMPA to initiate the clinical development in mainland China of lanifibranor in NASH. CTTQ decided to participate in the ongoing NATiV3 Phase III trial which, if positive, is expected to support a potential filing of a new drug application in China. In parallel, CTTQ will conduct a Phase I clinical pharmacology study. The Company invoiced CTTQ for $2.1 million on May 22, 2023 ($2 million for the milestone of obtaining IND approval from the NMPA and an additional billing of $0.1 million). On July 19, 2023, the Company received $1.9 million after deducting the withholding tax of $0.2 million[1].

On December 20, 2023, the Company announced the randomization by CTTQ of the first patient in China in the NATiV3 clinical trial. The Company invoiced CTTQ for $3.2 million on December 12, 2023 (the total invoice corresponds to the milestone payment of $3 million following the randomization of the first patient in China, and an additional billing of $0.2 million). On December 29, 2023, the Company received $2.8 million after deducting the withholding tax of $0.3 million[2].

These were the two short-term milestones payments under the license and collaboration agreement with CTTQ. Following the receipt, the Company had met all financial and operational conditions precedent to draw the €25 million Tranche B under the Finance Contract (see Note 29. – Events after the reporting date: The Company draws down Tranche B of €25 million under Finance Contract with the EIB).

In addition, lanifibranor was granted Breakthrough Therapy Designation for NASH by the NMPA. Lanifibranor is believed to be the first drug candidate to receive such designation from both the FDA and the NMPA.

Results of Phase II clinical trial evaluating lanifibranor in patients with T2D and nonalcoholic fatty liver disease (“NAFLD”)

On June 13, 2023, the Company announced positive topline results from the investigator-initiated Phase II clinical trial evaluating lanifibranor in patients with T2D and NAFLD.

The study achieved the primary efficacy endpoint demonstrating a 44% reduction of hepatic fat measured by proton magnetic resonance spectroscopy (1H-MRS) following 24 weeks of treatment in patients with NAFLD.

The study also demonstrated that a significantly higher proportion of patients achieved a greater than 30% liver triglyceride reduction as well as NAFLD resolution with lanifibranor compared to placebo.

In addition, the study demonstrated a significant effect on a series of secondary endpoints and amelioration of the adipose tissue dysfunction with a robust increase in plasma adiponectin. The treatment with lanifibranor 800mg/once daily for 24 weeks was well tolerated, with no safety concerns reported.

1.The Company invoiced €1.9 million on May 22, 2023 (corresponds to the milestone payment of €1.8 million euros, and an additional invoicing of €0.1 million) and received on July 19, 2023, €1.7 million after deduction of withholding tax for €0.2 million. The exchange rate on the invoice date was 1.082 dollar for one euro.

2.The Company invoiced €2.9 million on December 12, 2023 (corresponds to the milestone payment of €2.8 million euros, and an additional invoicing of €0.1 million) and received on December 29, 2023, €2.6 million after deduction of withholding tax for €0.3 million. The exchange rate on the invoice date was 1.080 dollar for one euro.

Amendment to the CRO Contract with Pharmaceutical Research Associates Group B.V.

On June 26, 2023, in connection with the NATiV3 Phase III trial in NASH, the Company entered into a new amendment to the April 2021 agreement with retroactive effect in January 2021 with Pharmaceutical Research Associates Group B.V. (“PRA”) (see Note 26. – Commitments related to operational activities), which amends provisions relating to study information following changes to the trial protocol. The commitment to PRA amounts to €207.0 million, with a bonus or malus capped at €2.4 million, amended from the previous commitment to PRA, which amounted to €223.8 million, with a bonus or malus capped at €3.4 million.

As of December 31, 2023, the total amount still to be paid under the LEGEND and NATiV3 PRA agreements amounts to €163.3 million.

(See Note 1.3 – Significant events of 2022 and 2021, Note 3.17 – Other income and Note 26. – Commitments related to operational activities).

Capital increase and issuance of royalty certificates

On August 31, 2023, the Company announced a financing of €35.7 million, in gross proceeds, consisting of two transactions: (i) a capital increase reserved to specified categories of investors through the issuance of 9,618,638 newly-issued ordinary shares with a nominal value of €0.01 per share, at a subscription price of €3.18 per share and aggregate gross proceeds of €30.6 million (€28.0 million in net proceeds, and €2.5 million of transactions costs) (the “August 2023 Share Issuance”) and (ii) the issuance of royalty certificates (the “Royalty Certificates”) for an aggregate amount of €5.1 million.

The price of the new shares was €3.18 and represents a discount of 0.22% to the volume-weighted average price of the Company's shares during the trading session preceding the decision to issue the new shares.

Settlement and delivery of the new shares took place on September 5, 2023.

The Royalty Certificates were issued pursuant to a decision by the Board of Directors on August 30, 2023, in accordance with the provisions of article L. 228-36-A of the French Commercial Code, to certain investors who participated in the capital increase. The certificates grant holders the right to receive annual royalties equal to 2% of future net sales of lanifibranor, if any, capped at €92.1 million, beginning in the fiscal year following the start of the sales of lanifibranor following the granting of the market authorization (Autorisation de mise sur le marché) for lanifibranor in (i) the United States or (ii) the countries of the European Union or (iii) the United Kingdom, whichever occurs first, if at all.

These certificates do not provide additional financial rights beyond royalties and do not apply to products other than lanifibranor. They have a 15-year term and do not provide for an accelerated repayment in case of change of control. The Company may at any time repurchase in full the Royalty Certificates by paying an amount equal to (i) the global cap of €92.1 million minus any royalties paid prior to such repurchase or (ii) a price to be agreed between the Company and the holders of the Royalty Certificates. The Royalty Certificates are not listed on any stock exchange.

The Company intends to use the proceeds primarily to fund part of the NATiV3 Phase III clinical trial of lanifibranor in NASH.

The accounting treatment is described in Note 3.8 – Royalty Certificates liabilities.

Licensing agreement with Hepalys

On September 20, 2023, the Company and Hepalys announced that they had entered into the Hepalys License Agreement.

Hepalys is a new company created by Catalys, incorporated in Japan. In parallel, the Company entered into the Catalys Option Agreement to acquire 30% of the shares of Hepalys. On September 26, 2023, the Company exercised its option with an effective date on October 11, 2023 (see Note 6. – Investments accounted for using the equity method).

In addition, on September 20, 2023, the Company, Catalys and Hepalys entered into the Catalys Shareholders Agreement, pursuant to which the Company has the option to acquire the outstanding shares of Hepalys at a pre-agreed multiple of post-money valuation under certain conditions and has a right of first refusal if Hepalys receives an offer for the license and rights related to lanifibranor.

Hepalys is expected to start the clinical development of lanifibranor by conducting two Phase I studies in Japanese patients and healthy volunteers. It is anticipated that these studies would support, if positive, the initiation of a dedicated pivotal trial in Japanese and Korean patients with NASH, which is planned to start once the results of NATiV3, the ongoing pivotal Phase III trial currently being conducted by the Company, are available. Hepalys will be responsible for conducting and financing all development trials in Japan and South Korea needed to file for a new drug application in these territories.

The Hepalys License Agreement is expected to accelerate the time to market of lanifibranor in Japan and South Korea if regulatory approvals are obtained. According to external publications, both countries are major markets, with up to 2.7% and up to 5.2% of Japanese and South Koreans, respectively, suffering from NASH, including about 15% of South Korean patients with significant fibrosis.

Under the terms of the Hepalys License Agreement, the Company (i) received a $10 million upfront payment from Hepalys on October 18, 2023 (corresponding to €9.5 million at the exchange rate as of the payment date) (see Note 19.1 – Revenues and Note 3.17 – Use of estimates and judgment) and (ii) will be eligible to receive up to $231 million in milestone payments if certain clinical, regulatory and commercial conditions are met. Subject to regulatory approval, the Company has the right to receive tiered royalties from mid double digits to low twenties based on net sales of lanifibranor in Japan and South Korea.

In November 2023, the Company completed the transfer of know-how to Hepalys pursuant to the Hepalys License Agreement, and the Company consequently recognized revenue for an amount of €12.7 million in accordance with IFRS 15. The amount of €12.7 million is composed of the upfront payment ($10 million or €9.3 million at the exchange rate at the billing date) and the fair value ($3.6 million or €3.4 million) of the shares of Hepalys acquired under the Catalys Option Agreement (see Note 1.2 – Significant events of 2023, Note 3 – Accounting principles, and Note 19.1 – Revenues).

Acquisition of 1,500,000 ordinary shares of Hepalys

On September 26, 2023, pursuant to the terms of the Catalys Option Agreement, the Company exercised its option to buy 30% (1,500,000 ordinary shares) of Hepalys at an aggregate exercise price of ¥300 (equal to €1.90). Following the receipt of the exercise notice, Hepalys’s Board of Directors authorized the transfer of the 1,500,000 ordinary shares from Catalys to the Company on October 11, 2023.Concurrently, on September 29, 2023, Hepalys’s shareholders agreed to a capital increase of $13 million, in which the Company did not take part, resulting in a dilution of the Company’s ownership down to 15%. As of December 31, 2023, the Company owns 15% of the shares of Hepalys. The Company analyzed its ownership of Hepalys and concluded that, as of December 31, 2023, it has a significant influence but not control or joint control of Hepalys. The significant influence is reflected through the ownership of percentage of interests held, the percentage of potential voting rights owned by the Company including the option, under the Catalys Shareholders Agreement, to acquire all outstanding shares of Hepalys at a pre-agreed multiple of post-money valuation that was exercisable as at December 31, 2023, as well as the active participation in the business of Hepalys in the framework of the Hepalys License Agreement.

The investment in Hepalys is accounted for using the equity method of accounting as of December 31, 2023 (see Note 2.2 – Scope and method of consolidation and Note 6. – Investments accounted for using the equity method).

At-The-Market program in the United States

On September 28, 2023, the Company announced the termination of the Jefferies ATM (See Note 1.3 – Significant events of 2022 and 2021) and that it had established a new At-The-Market program (“Cowen ATM”) and new sales agreement with Cowen and Company, LLC (“Cowen”) as agent. The maximum amount of $58 million under the Cowen ATM program corresponds to the maximum amount of ADSs remaining under the Jefferies ATM program of $100 million. The terms of the Cowen ATM program are similar to the Jefferies ATM program, and will remain in effect until August 2, 2024, unless terminated prior to that date in accordance with the offering agreement, or the maximum number of ADSs to be sold under the program has been reached.

The Company currently intends to use the net proceeds, if any, of sales of ADSs issued under the Cowen ATM program to fund the research and development of its product candidates, and for working capital and general corporate purposes.

The new ordinary shares will be admitted to trading on the regulated market of Euronext in Paris and the issued ADSs will trade on the Nasdaq Global Market.

The Phase II study led by Dr. Kenneth Cusi evaluating lanifibranor in patients with T2D and MASLD was selected as late breaker

On November 6, 2023, the Company announced a late breaker abstract that presents results from the investigator-initiated Phase II clinical trial evaluating lanifibranor in patients with T2D and NAFLD sponsored by Dr. Cusi at the University of Florida.

Share-based payments

On May 25, 2023, the Board of Directors granted the following incentive awards:

-	10,000 share warrants (“BSA 2023-1”) to David Nikodem, a member of Sapidus Consulting Group LLC, service provider of the Company;
-	300,000 bonus shares awards (“AGA 2023-1”) to Pierre Broqua, Deputy Chief Executive Officer and director of the Company;
-	300,000 free performance units (2023 long-term incentive plan in performance units or “PAGUP 2023”) to Frédéric Cren, as Chief Executive Officer and chairman of the Board of Directors of the Company.

On December 15, 2023, the Board of Directors decided to grant the following incentives:

-	760,000 bonus shares awards (“AGA 2023-2”) to employees;
-	20,000 share warrants (“BSA 2023-2”) to David Nikodem, a member of Sapidus Consulting Group LLC, service provider of the Company, with a subscription price of €0.31 and an exercise price of €3.91.

The plans are described in Note 12. – Shareholders’ equity.

1.3.Significant events of 2022 and 2021

Business

Amendments to the CRO agreement with Pharmaceutical Research Associates Group B.V. – NATiV3 and LEGEND studies

In April 2021, Company entered into an agreement with PRA, as CRO, in connection with the NATiV3 clinical trial in NASH, with retroactive effect in January 2021. The contract aims to support the regulatory approval of the product in adult patients in Europe and in the United States.

Effective January 14, 2022, in connection with the LEGEND Phase IIa clinical trial, the Company entered into an agreement with PRA, a CRO. Under the terms of the agreement, PRA is to support a clinical trial to evaluate benefit for patients of the combination of lanifibranor with empagliflozin, an SGLT2 inhibitor, in patients with T2D and non-cirrhotic NASH.

On February 1, 2022, the Company amended its April 2021 agreement with PRA related to the NATiV3 clinical trial to include a bonus and malus mechanism. Depending on whether PRA reaches four milestones in the NATiV3 clinical trial before or after certain dates, PRA will receive a bonus or pay the Company a malus.

On April 12, 2022, and on November 10, 2022, the Company further amended its agreement with PRA related to the NATiV3 clinical trial to extend the timelines, with respect to the milestones, and to revise the country/site distribution of the trial. The Company is obligated to pay PRA up to an aggregate of €223.8 million, over the next seven years, under this NATiV3 PRA agreement.

(See Note 3.13 – Other income and Note 26. – Commitments related to operational activities).

AbbVie discontinues development of cedirogant

On May 5, 2021, following the encouraging results from the Phase Ib clinical study, AbbVie announced the launch of Phase IIb development of the cedirogant clinical study in the second half of 2021.

In accordance with the terms of the collaboration agreement between the Company and AbbVie, the initiation of Phase IIb generated a €4.0 milestone payment to the Company that was recognized as revenue in the second half of 2021 and received in January 2022.

The Company previously had a strategic collaboration with AbbVie in the area of autoimmune diseases. On October 28, 2022, AbbVie announced that they decided to stop the development of cedirogant (formerly ABBV-157). The Company’s and AbbVie’s joint efforts led to the discovery of cedirogant, which was being evaluated by AbbVie in a Phase II clinical trial for the treatment of moderate to severe psoriasis at the time of AbbVie’s decision to discontinue further clinical development and the partnership.

Phase III NATiV3 clinical trial

On September 8, 2021, the Company announced the initiation of its NATiV3 Phase III clinical trial evaluating lanifibranor for the treatment of NASH.

Investigational New Drug application accepted by the FDA for the Phase II clinical trial combining lanifibranor and empagliflozin in patients with NASH and type 2 diabetes

On March 8, 2022, the Company announced that the FDA has completed the safety assessment of the Investigational New Drug (“IND”) application and concluded that the proof-of-concept LEGEND Phase IIa clinical trial combining its lead drug candidate lanifibranor with empagliflozin, an SGLT2 inhibitor, in patients with T2D and non-cirrhotic NASH could proceed.

The LEGEND Phase IIa clinical trial was a multicenter, randomized, placebo-controlled trial and aimed to evaluate the safety and efficacy of lanifibranor in combination with empagliflozin, an SGLT2 inhibitor, for the treatment of patients with non-cirrhotic NASH and T2D. The clinical trial was conducted double-blind for the “placebo” and “lanifibranor” arms and open label for the arm combining lanifibranor and empagliflozin. A total of 63 patients with non-cirrhotic NASH and T2D were recruited in the LEGEND clinical trial. The diagnosis of non-cirrhotic NASH was based on historic histological evaluation or a combination of non-invasive methods including imaging.

The primary efficacy endpoint of the clinical trial was the absolute change in hemoglobin A1c (HbA1c) at the end of 24 weeks treatment compared to the start of treatment. Secondary endpoints included changes in liver enzymes, makers of glucose and lipid parameters, markers of inflammation and fibrosis, MRI-PDFF, body weight evolution and body fat composition. The study was designed to provide important information on the evolution of body weight and its composition in patients with NASH and T2D treated with lanifibranor in combination with empagliflozin. See Note 29 – Events after the reporting date for the publication of the results.

Service Agreement with Summit Clinical Research LLC (“Summit”)

In February 2022, the Company entered into a service agreement with Summit in connection with the NATiV3 trial. Under the terms of the agreement, Summit is to provide services to support recruitment and commitment of volunteers for the NATiV3 clinical trial. The Company agreed to pay Summit a minimum aggregate amount of $4.4 million for the services rendered by Summit from the effective date of the agreement to March 2029. If the Company requests Summit to extend the services rendered, this amount may increase by approximately $1.6 million.

Development of odiparcil

In August 2022, the Company received feedback from the FDA indicating that odiparcil can be administered to pediatric patients with MPS VI and that the single Phase II/III study design presented by the Company could potentially support a future marketing application for odiparcil. Although the Company does not currently plan to pursue the development of odiparcil on its own, the Company continues to evaluate possible options to pursue the development of odiparcil for the treatment of MPS VI, which could include entering into a partnership.

License and collaboration agreement with CTTQ

On September 21, 2022, the Company entered into a license and collaboration agreement with CTTQ to develop, import, manufacture, commercialize and market lanifibranor, subject to regulatory approval, for the treatment of NASH and potentially other metabolic diseases, in the CTTQ Territory. The Company invoiced CTTQ for $12.6 million on September 28, 2022 (the total invoice corresponds to the initial payment of $12 million, and an additional billing of $0.6 million). On November 4, 2022, the Company received $11.4 million after deducting the withholding tax of $1.3 million[3]. Under the terms of the license and collaboration agreement, CTTQ will make (i) additional payments for an aggregate amount of up to $40 million upon the achievement of certain development and regulatory milestones; and (ii) additional payments for an aggregate amount of up to $250 million upon the achievement of certain commercial milestones.

In addition, subject to regulatory approval of lanifibranor, the Company has the right to receive tiered royalties ranging from high single-digit to mid-teen double digits of net sales by CTTQ in the CTTQ Territory during the first three years of commercialization and from low to mid-teen double digits starting from year four. Following the receipt of IND approval from the NMPA in May 2023, CTTQ decided to join our ongoing NATiV3 Phase III clinical trial with lanifibranor for the treatment of adult patients with NASH and has initiated a Phase I clinical pharmacology study in parallel. CTTQ randomized the first patient in China in the NATiV3 trial in December 2023.CTTQ will bear all costs associated with the trials conducted in the CTTQ Territory.

The accounting treatment and accounting impacts as of December 31, 2023 are described in Note 3.12 – Revenue, Note 3.17 – Use of estimates and judgment, and Note 19. – Revenues and other income.

New patent extending intellectual property protection for lanifibranor in the United States

On November 28, 2022, the Company announced that it secured a new patent expanding the intellectual property protection of its lead product candidate lanifibranor in the United States. This new patent further strengthens the Company’s patent portfolio for lanifibranor, which already has patents protecting the use of lanifibranor to treat non-alcoholic steatohepatitis and fibrotic diseases. This patent further expands the intellectual property protection of lanifibranor in the United States for use in patients with cirrhotic NASH.

Tax dispute

Tax audit on payroll tax for years 2016 and 2017

On January 6, 2021, following the positive response of the tax authorities to the request for deferral of payment concerning the payroll tax for the years 2016 and 2017, the Company provided a guarantee, in the form of a bank guarantee from Crédit Agricole, in the amount of €1.0 million (see Note 14. – Provisions and Note 17. – Trade payables and short-term contract liabilities).

By letter dated November 26, 2021, the French tax authorities rejected the Company’s claim for a total amount of €1.2 million (including surcharge and late payment interest) and discussions for a global settlement with the French tax authorities were ongoing as of December 31, 2021, with no impact on the Company’s accounts as of December 31, 2021.

[3].The Company invoiced €12.8 million on September 28, 2022 (corresponds to the initial payment of €12.1 million euros, and an additional invoicing of €0.6 million) and received on November 4, 2022, €11.5 million after deduction of withholding tax for €1.3 million. The exchange rate on the invoice date was 1.009 euros for one dollar.

Tax audit on payroll tax for years 2013 to 2015

On January 25, 2021, the administrative court of Dijon rejected the Company’s contest claim against the tax authorities regarding the claim filed in October 2018 and its introductory request of September 2019. Abbott and the Company did not wish to contest this decision.

On February 11, 2021, the Company received formal notice to pay the amounts due to the French tax authorities under the notice of assessment issued on August 17, 2018 for an amount of €1.9 million. On March 9, 2021, the Company received the payment from Abbott for an amount of €2.0 million corresponding to the maximum amount covered by compensation under the Additional Agreement (see Note 10.2 – Tax receivables and Other current assets).

On June 9, 2021, in accordance with the French tax authorities, the Company paid €1.8 million, corresponding to the amounts due and late payment interest, including €1.3 million by offsetting sales tax (“VAT”) credit receivables (see Note 16.2 – Other current liabilities) and €0.5 million by bank transfer (see Note 17. – Trade payables and short-term contract liabilities).

Following this payment, the Company obtained in August 2021 the partial release of the bank guarantee set up in 2019 and 2020, for a total amount of €1.6 million corresponding to the portion relating to the payroll tax. Consequently, Credit Agricole agreed to release the pledge on short-term deposit for €1.0 million (see Note 17. – Trade payables and short-term contract liabilities).

Tax audit on research tax credit for years 2013 to 2015

On November 26, 2021, in accordance with the clearance granted by the mediator in January 2021, the tax authorities partially accepted the Company’s claim relating to the research tax credit for the years 2013 to 2015 and granted €0.3 million corresponding to the portion of the dispute relating to subcontracting, given that the subcontracting operations carried out by the Company was compliant with the conditions set out by the decision of French supreme court for administrative law (“Conseil d’Etat”) of July 22, 2020.

In addition, the Company filed corrective CIR forms for the years 2013, 2014 and 2015 in December 2017 and June 2018, resulting in a total additional claim of €0.5 million. As of December 31, 2021 the Company estimated, based on the latest discussions with the tax authorities, that it will be able to obtain a tax deduction of €0.3 million in connection with these additional claims

Following this letter, the provision recorded for a total amount of €1.5 million has been fully reversed and an accrual has been recorded for the same amount as of December 31, 2021.

As part of the request for payment deferral concerning the CIR, the Company had set up, on February 1, 2019, a bank guarantee for an amount of €1.8 million relating solely to the principal. This guarantee was still outstanding as of December 31, 2021.

Tax audit on research tax credit for year 2017

On December 6, 2021, the Company sent a new letter specifying that €0.2 million of the amount not yet reimbursed by the tax authorities was corresponding to eligible subcontracting expenses related to the decision of the Conseil d’Etat on July 22, 2020 and so, was compliant with the conditions of the research tax credit. The Company has offered to waive all claims for the remaining amount of €0.7 million.

In a letter dated January 17, 2022, the tax authorities accepted this request and granted a tax rebate of €0.2 million. Following this letter, the provision recorded for a total amount €0.9 million had been fully reversed and the receivable relating to CIR 2017 has been reduced to €0.2 million, corresponding to the rebate granted by tax authorities (see Note 10.2 – Tax receivables and Other current assets).

Settlement

On February 15, 2022, the Company received a global settlement from the French tax authorities regarding the tax audit carried out on payroll taxes for 2016 and 2017, and on French Research Tax Credit (Credit d’impôt recherche or “CIR”) 2013 to 2015. This proposal has been accepted by the Company. During 2022, accruals of €2.8 million accounted as other current liabilities as of December 31, 2021, have been settled by a €0.4 million payment, by the offset against a VAT credit of €1.9 million, and by the write-off of CIR 2017 receivables in the amount of €0.2 million and €0.3 million receivables related to the CIR 2013 – 2015 corrective statement (see Note 16.2. – Other current liabilities).

Governance

Appointment of Dr. Lucy Lu as a director of its Board of Directors

Effective November 9, 2022, the Company’s Board of Directors appointed Dr. Lucy Lu as Director on its Board of Directors in lieu of Sofinnova Partners. The nomination of Dr. Lucy Lu has been ratified by the shareholders during the general shareholders meeting held on January 25, 2023.

Creation of Inventiva U.S. subsidiary, Inventiva Inc.

Inventiva Inc. was incorporated in the state of New Jersey on January 5, 2021. Inventiva owns 100% of the stock of its U.S. affiliate. Inventiva Inc. acts as service provider for its parent company in the United States, including in connection with the Phase III clinical trial for lanifibranor. The affiliate started its operations at the end of the first quarter of 2021 with the recruitment of its first employees and in particular the Chief Medical Officer (“CMO”) of Inventiva Inc. since April 2021. This subsidiary is consolidated in the Company's accounts from the date of incorporation.

Following its incorporation, the Company’s financial statements were supplemented for the first time, by consolidation of the 100% held U.S. subsidiary.

Equity financing

Implementation of an At-The-Market program in the United States

On August 2, 2021, the Company announced the implementation of an At-The-Market (“Jefferies ATM”) program allowing the Company to issue and sell, including with unsolicited investors who have expressed an interest, ordinary shares in the form of ADSs, each ADS representing one ordinary share of the Company, with aggregate gross sales proceeds of up to $100 million (subject to a regulatory limit of 20% dilution and within the limits of the investors’ requests expressed in the context of the program), from time to time, pursuant to the terms of a sale agreement with Jefferies LLC (“Jefferies”), acting as sales agent. The timing of any issuances in the form of ADSs will depend on a variety of factors and in particular on investor demand. The ATM program would have been effective until August 2, 2024, unless terminated prior to such date in accordance with the sale agreement or the maximum number of ADSs to be sold thereunder has been reached. However, on September 28, 2023, the Company announced the termination of the Jefferies ATM and that it had established a new At-The-Market program (“Cowen ATM”) (see Note 1.2. - Significant events of 2023).

Raising through At-The-Market program

On September 23, 2021, the Company raised $30 million, for existing and new specialized institutional investors, through the sale of 2,083,334 ADSs pursuant to the Jefferies ATM program. Each ADS represents one ordinary share of the Company. Fund raising performed at a price of $14.40 per ADSs, without a discount to the volume weighted average price of the Company’s ADS over the last trading day.

On October 1, 2021, the Company raised $1.9 million for existing shareholders through the sale of 130,856 ADSs pursuant to the Jefferies ATM program. Each ADS represents one ordinary share of the Company. Fund raising performed at a price of $14.40 per ADS, without a discount to the volume weighted average price of the Company’s ADSs during the last trading day.

On June 15, 2022, the Company raised €9.4 million in gross proceeds (€8.8 million in net proceeds) through the sale of 1,260,618 ADS pursuant to the Jefferies ATM program. The capital increase was completed at a price of $7.75 per ADS, representing a discount of 0.92% to the volume-weighted average trading price of the Company’s ADSs during the prior day’s trading session (equivalent to €7.43 at an exchange rate of 1.0431 USD/€). Each ADS represents one ordinary share of the Company.

Movements in the Company’s capital are described in Note 12.1 – Share capital.

Bank financing and cash flow

Payments received from the Research Tax Credit (“CIR”)

On the first half of 2021, the Company received the entire CIR for the fiscal year 2020, totaling €4.2 million and corrective claims for additional reimbursements of CIR with regard to the years from 2016 to 2019 for a total amount of €3.8 million, requested by the Company following the decision of the Council of State in July 2020 on the eligibility of subcontracting expenses.

On April 21, 2022, the Company received French Research tax credits (crédit d’impôt recherche, or “CIR”) for the fiscal year 2021 totaling €3.6 million.

Settlement of the three foreign currency forward contracts for a total amount of U.S.$60 million

The three foreign currency forward contracts for a total amount of $60 million, contracted by the Company in 2020, aimed to protect its activities against EUR-USD exchange rate fluctuations in accordance with its investment policy have expired on May 14, 2021.

The Company entered into a €50 million credit facility from the European Investment Bank (“EIB”), subject to conditions

On May 16, 2022, the Company entered into a finance contract with EIB for up to €50 million (the “Finance Contract”) to support the Company’s preclinical and clinical pipeline, including to fund a portion of its Phase III clinical trial of lanifibranor in patients with non-alcoholic steatohepatitis.

The Finance Contract provides for funding in two equal tranches of €25 million. The disbursement of the first tranche (“Tranche A”) was subject to, among other conditions, (i) the Company issuing warrants to EIB in accordance with the terms and conditions of the warrant agreement entered into on July 1, 2022 (“EIB Warrants”), and (ii) the receipt by the Company of an aggregate amount of at least €18 million, obtained either through the issuance of new shares in the Company or through the receipt of upfront or milestone payments from the business development activities on the Company’s various assets.

The disbursement of the second tranche (“Tranche B”) under the Finance Contract was subject to, among other conditions, (i) the Company issuing EIB Warrants, (ii) the full drawdown of Tranche A, (iii) the receipt by the Company from the date of the Finance Contract of an aggregate amount of at least €70 million (inclusive of the €18 million for Tranche A), paid either in exchange for Company shares or through upfront or milestone payments, (iv) an out-licensing, partnership or royalty transaction with an upfront payment of at least €10 million; and (v) operational criteria based on patient enrollment and number of sites activated in the Company’s NATiV3 Phase III clinical trial of lanifibranor in patients with NASH.

Borrowings under the Finance Contract bear an interest rate equal to 8% per annum for Tranche A and 7% per annum for Tranche B. Each tranche shall be repayable in a single instalment on the maturity date of the relevant tranche, which shall be no later than four years after the disbursement of Tranche A and no later than three years after the disbursement of Tranche B.

On December 8, 2022, and on January 18, 2024, the Company drew down Tranche A and Tranche B, respectively, each for an amount of €25 million. (see Note 29. – Events after the reporting date and Note 13. – Financial debt).

The accounting treatment and impact on the 2022 and 2023 financial years appear in Note 3.7 – Loans and borrowings and Note 13. – Financial debt.

The Company obtains non-dilutive financing of €5.3 million in the form of an additional French state-guaranteed loan (“PGE”) and two equity recovery loans (“PPR”)

In June 2022, the Company entered into three loan agreements with a syndicate of French banks for a total amount of €5.3 million. One loan agreement was part of a state-guaranteed PGE loan facility (Prêt Garanti par l’Etat, or “PGE”) with Bpifrance, while the other two loan agreements were part of a stimulus economic plan (Prêts Participatifs Relance, or “PPR”) granted by Crédit Agricole Champagne-Bourgogne and Société Générale.

The PGE loan granted by Bpifrance in 2022 is guaranteed for up to 90% by the French government and has an initial duration of 12 months, with the possibility of an extension of the maturity aligned with the PGE loans the Company entered into in 2020 and for which the Company has opted for a linear repayment extension until May 2026.

The PPR loans, obtained as part of a French government initiative to support companies, have been granted by Crédit Agricole Champagne-Bourgogne and Société Générale. They are guaranteed predominantly by the French government and feature an eight-year financing period and a four-year repayment period.

The accounting treatment and impact on the 2022 and 2023 financial years appear in Note 3.7 – Loans and borrowings and Note 13. – Financial debt.

The Company entered into a warrant agreement with the European Investment Bank and issued 2,266,023 of EIB Warrants

On July 1, 2022, in connection with the Finance Contract with EIB (see paragraph above “The Company entered into a €50 million credit facility from the European Investment Bank (“EIB”), subject to conditions”), the Company entered into a warrant agreement as a condition to the potential funding of each tranche of the credit facility. Each EIB Warrant has a subscription price of €0.01 and gives the right to subscribe one share.

The number of EIB Warrants issued to EIB is determined based on (i) the aggregate amount raised by the Company through one or more equity offerings, or through upfront or milestone payments, from the date of the Finance Contract to the time of the disbursement of the relevant tranche, and (ii)(a) the average price per share paid for the Company’s shares in its most recent qualifying equity offering or (b) for Tranche A only, in case of no qualifying equity offering, the volume weighted average price per share of the Company over the last 180 calendar days.

The EIB Warrants shall have a maturity of twelve years and shall be exercisable following the earliest to occur of (i) a change of control event, (ii) the maturity date of Tranche A, (iii) an event of default under the Finance Contract, or (iv) a repayment demand by the EIB under the Finance Contract. The EIB Warrants shall automatically be deemed null and void if they are not exercised within the twelve-year period. Each EIB Warrant will entitle EIB to one ordinary share of the Company in exchange for the exercise price (subject to anti-dilutive provisions). EIB shall be entitled to a put option at its intrinsic value to require the Company to buy back the exercisable EIB Warrants not yet exercised in certain of these occurrences.

EIB has a put option which may require the Company to repurchase all or part of the unexercised EIB Warrants then exercisable at their intrinsic value (subject to a cap equal to the amount drawn under the Finance Contract) under certain circumstances (for example, in the event of a change of control or on the maturity date of Tranche A or in the event of default). The Company (or a substitute third party) has a call option to require EIB to sell all shares and other securities of the Company, including the EIB Warrants, to the Company, subject to certain terms and conditions (for example, in case of a public take-over bid from a third party). The exercise ratio of Tranche A warrants has been adjusted following the capital increase carried out on September 5, 2023 and the issue of Tranche B warrants. As of the date of authorization of the issuance of these financial statements, one Tranche A warrant entitles its holder to subscribe for 1.27 ordinary shares in the Company. In addition, the Company has a right of first refusal to buy back all EIB Warrants offered for sale to a third party, subject to certain terms and conditions.

On November 28, 2022, the Company issued 2,266,023 EIB Warrants to EIB, in accordance with the terms of the 25th resolution of the Combined General Shareholders' Meeting of May 19, 2022 and Article L. 225-138 of the French Commercial Code, as a condition to the financing of Tranche A, representing approximately 5.2% of the Company’s share capital as of December 31, 2023 (and 5.4% of the Company's share capital as of November 28, 2022). The exercise price of the EIB Warrants issued in connection with Tranche A is €4.0152, if and when they may be exercised. The potential gross proceeds if all EIB Warrants issued in connection with Tranche A were exercised would amount to €9.1 million. The transactions costs for the issuance of the EIB Warrants issued in connection with Tranche A amounted to €56 thousands.

The accounting treatment and impact on the 2022 financial year appear in Note 3.7 – Loans and borrowings and Note 13. – Financial debt.

Share-based payments

New Long-Term Incentive Plan (“LTI Plan”)

On April 16, 2021, the Board of Directors of the Company approved the allocation of an LTI Plan, which is detailed as follows:

●	a total of 600,000 founder share warrants (BSPCE 2021) for the benefit of Mr. Frédéric Cren and Mr. Pierre Broqua as executive directors of the Company;
●	a total of 466,000 bonus share awards (AGA 2021) to certain Company’s employees; and
●	a total of 50,000 share warrants (BSA 2021) for the benefit of ISLS Consulting and David Nikodem, service providers of the Company.

Vesting of 29,100 bonus shares awards (“AGA”)

On June 28, 2021, the Chairman and Chief Executive Officer of the Company recorded a capital increase arising from the vesting of AGA 2019-1 bonus share awards in an amount of €291 through the issue of 29,100 new ordinary shares with a par value of €0.01 each.

New bonus shares awards plans (“AGA”)

On December 8, 2021, the Board of Directors of the Company approved the allocation of 123,000 bonus share awards (“AGA 2021 bis”) to 13 Company’s employees.

Grants under the AGA 2022 plan

On December 8, 2022, the Board of Directors decided to grant 373,000 bonus shares awards (the “AGA 2022”) to 110 employees. The plan is described in the Note 12.4 – Bonus share award plans.